UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Capital Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Long-term growth of capital

Net asset value June 30, 2011

Class IA: $17.73	Class IB: $17.63

Total return at net asset value
			Russell 2500
(as of 6/30/11)	Class IA shares*	Class IB shares*	Index

6 months	7.66%	7.56%	8.06%

1 year	41.49	41.21	39.28

5 years	30.14	28.52	28.84
Annualized	5.41	5.15	5.20

Life	136.86	132.09	144.02
Annualized	11.14	10.86	11.54

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Capital Opportunities Fund 1

Report from your fund’s manager

For the six-month period ending June 30, 2011, Putnam VT Capital Opportunities Fund outperformed its benchmark. What factors contributed to that performance?

Nearly all of the fund’s performance during the semiannual period was the result of our bottom-up, valuation-based stock-selection process. Stock selection contributed to the fund’s performance across several sectors, with health care, consumer discretionary, and energy performing best. Our stock selection was weaker in information technology, consumer staples, and materials.

Tell us more about your investment process.

Our mandate is to achieve performance through stock selection. We have a disciplined investment strategy that uses a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. We look for stocks that we believe are mispriced and will appreciate over time. We seek to buy them for the portfolio before most investors recognize their value. Typically, we try to avoid companies with excessive debt levels, and try to own companies with high returns on capital or those whose returns on capital we expect will improve over time. We also seek companies that generate significant free cash flow and where management has a history of deploying that cash in a disciplined manner.

What were some examples of companies that contributed to the fund’s performance?

The top contributor in the portfolio was our overweight to Timberland, which makes shoes, boots, and clothing. Timberland launched a new shoe line called “Earthkeepers,” which are partially made from recycled plastic bottles, and these shoes proved to be popular with consumers. The company also benefited from stronger sales in Europe and Asia.

An overweight position in Weight Watchers also helped performance. When we bought Weight Watchers, it had an attractive free cash flow yield and high return on capital, but was experiencing challenges in growing its revenue. Some of its customers stopped using the program during the recession. Then the company came out with a new weight-loss approach that received a good deal of media coverage. With the economy improving, Weight Watchers’ customers returned, and revenues rebounded. The company reported faster earnings growth, and the stock has appreciated substantially since the start of 2011.

Another top contributor was Valeant Pharmaceuticals, a specialty drug company headquartered in Canada. Valeant, an out-of-benchmark holding, is now one of Canada’s largest publicly traded drug manufacturers after completing its merger with Biovail in September. The company experienced a great deal of earnings growth as a result of synergies from the merger.

Which holdings detracted?

Longtop Financial Technologies, a computer technology company that supplies technology to financial services firms in China, was the top detractor. Longtop was an out-of-benchmark holding. The management of the company engaged in financial fraud which was eventually detected by its auditor Deloitte Touche Tohmatsu, Ltd.

Another detractor for the period was an out-of-benchmark holding Logitech, a maker of computer peripherals, such as mice, cameras, and gaming devices. Demand has been very weak for these products due to sluggish computer sales, particularly in Europe.

An overweight to Emulex, which designs and supplies products for storage and network markets, also hurt performance in the portfolio as companies continue to delay their information technology spending.

What is your outlook for the fund and the economy?

Because we manage the fund using bottom-up, fundamental analysis, we do not spend a significant amount of time on top-down analysis. That said, we see signs that lead us to believe that the overall economy is improving, albeit at a slow pace. In general, the U.S. companies held by the fund are seeing improvements in sales and profitability. Low interest rates appear to be helping with the recovery; however, we are concerned about Europe’s sovereign debt situation, the recent downgrade of U.S. debt, and the ability of China and other emerging-market economies to sustain their growth.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Joseph P. Joseph joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund is managed by Randy Farina and John McLanahan.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Capital Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.79	$6.07	$4.66	$5.91

Ending value
(after expenses)	$1,076.60	$1,075.60	$1,020.18	$1,018.94

Annualized
expense ratio	0.93%	1.18%	0.93%	1.18%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Capital Opportunities Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and defense (0.7%)
Alliant Techsystems, Inc.	1,034	$73,755

National Presto Industries, Inc.	437	44,351

Teledyne Technologies, Inc. †	3,095	155,864

		273,970
Air freight and logistics (0.3%)
HUB Group, Inc. Class A †	2,151	81,007

Pacer International, Inc. †	5,332	25,167

		106,174
Airlines (0.5%)
Republic Airways Holdings, Inc. †	33,970	185,476

		185,476
Auto components (2.0%)
Autoliv, Inc. (Sweden) S	4,681	367,224

BorgWarner, Inc. †	2,450	197,936

Dana Holding Corp. †	8,705	159,302

Superior Industries International, Inc.	4,585	101,374

		825,836
Beverages (0.7%)
Boston Beer Co., Inc. Class A † S	3,045	272,832

		272,832
Biotechnology (0.7%)
Cephalon, Inc. †	1,595	127,441

Cubist Pharmaceuticals, Inc. †	4,116	148,135

		275,576
Building products (0.4%)
AAON, Inc.	3,957	86,421

American Woodmark Corp.	1,580	27,366

Apogee Enterprises, Inc.	4,313	55,250

		169,037
Capital markets (3.2%)
Affiliated Managers Group †	855	86,740

Calamos Asset Management, Inc. Class A	2,455	35,647

E*Trade Financial Corp. †	5,500	75,900

Eaton Vance Corp.	1,199	36,246

Federated Investors, Inc. S	8,360	199,302

Jefferies Group, Inc.	3,415	69,666

Legg Mason, Inc.	2,990	97,952

LPL Investment Holdings, Inc. †	1,299	44,439

SEI Investments Co.	16,825	378,731

Waddell & Reed Financial, Inc. Class A S	7,484	272,043

		1,296,666
Chemicals (3.7%)
American Vanguard Corp.	4,690	60,829

Ashland, Inc.	2,025	130,856

Cytec Industries, Inc.	2,235	127,820

Eastman Chemical Co.	1,419	144,837

FMC Corp.	1,186	102,020

Georgia Gulf Corp. †	2,910	70,247

Innophos Holdings, Inc.	3,315	161,772

International Flavors & Fragrances, Inc.	1,910	122,698

LSB Industries, Inc. †	1,095	46,997

Methanex Corp. (Canada)	4,910	154,076

Olin Corp. S	4,316	97,801

OM Group, Inc. †	2,130	86,563

Valspar Corp.	5,010	180,661

		1,487,177
Commercial banks (7.0%)
Bancorp, Inc. †	37,552	392,418

Bond Street Holdings, LLC 144A Class A † F	3,695	75,748

COMMON STOCKS (99.4%)* cont.	Shares	Value

Commercial banks cont.
City Holding Co.	985	$32,535

City National Corp.	3,470	188,248

Commerce Bancshares, Inc.	750	32,250

Cullen/Frost Bankers, Inc. S	860	48,891

East West Bancorp, Inc.	22,211	448,884

First Citizens BancShares, Inc. Class A	1,272	238,144

First Horizon National Corp.	12,330	117,628

IBERIABANK Corp.	1,595	91,936

International Bancshares Corp.	2,455	41,072

NBH Holdings Corp. 144A Class A	6,250	112,500

OmniAmerican Bancorp, Inc. †	5,340	79,940

PacWest Bancorp S	2,793	57,452

Popular, Inc. (Puerto Rico) †	18,995	52,426

PrivateBancorp, Inc.	7,655	105,639

Sandy Spring Bancorp, Inc.	2,270	40,837

Seacoast Banking Corp. of Florida †	20,695	31,043

Signature Bank †	1,555	88,946

SVB Financial Group † S	4,011	239,497

Union First Market Bankshares Corp.	2,194	26,723

Valley National Bancorp S	13,230	180,060

Webster Financial Corp.	5,637	118,490

		2,841,307
Commercial services and supplies (1.8%)
Brink’s Co. (The)	2,660	79,348

Deluxe Corp.	3,828	94,590

Ennis Inc.	8,661	150,701

R. R. Donnelley & Sons Co.	16,035	314,446

Steelcase, Inc.	6,793	77,372

		716,457
Communications equipment (2.3%)
ADTRAN, Inc.	3,117	120,659

Brocade Communications Systems, Inc. †	22,095	142,734

EchoStar Corp. Class A †	3,265	118,944

Emulex Corp. †	20,395	175,397

Netgear, Inc. †	4,650	203,298

Polycom, Inc. † S	2,865	184,220

		945,252
Computers and peripherals (1.0%)
Lexmark International, Inc. Class A †	5,000	146,300

Logitech International SA (Switzerland) †	9,510	106,892

Logitech International SA (Switzerland) †	1,205	13,509

QLogic Corp. †	7,900	125,768

		392,469
Construction and engineering (0.9%)
Chicago Bridge & Iron Co., NV (Netherlands)	6,140	238,846

Tutor Perini Corp.	7,692	147,533

		386,379
Construction materials (0.2%)
Headwaters, Inc. †	26,095	81,677

		81,677
Containers and packaging (1.0%)
Boise, Inc.	12,630	98,388

Packaging Corp. of America	2,897	81,087

Sealed Air Corp.	5,855	139,290

Sonoco Products Co.	2,560	90,982

		409,747
Diversified consumer services (1.0%)
Career Education Corp. †	5,847	123,664

Sotheby’s Holdings, Inc. Class A	1,820	79,170

Weight Watchers International, Inc.	2,485	187,543

		390,377

4 Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Electric utilities (2.1%)
El Paso Electric Co.	6,290	$203,167

FirstEnergy Corp.	2,921	128,962

Pepco Holdings, Inc.	5,870	115,228

Pinnacle West Capital Corp.	3,090	137,752

PNM Resources, Inc.	7,145	119,607

Westar Energy, Inc.	5,120	137,779

		842,495
Electrical equipment (1.7%)
AMETEK, Inc.	5,184	232,762

Hubbell, Inc. Class B	3,886	252,396

Regal-Beloit Corp.	740	49,410

Roper Industries, Inc.	1,796	149,607

		684,175
Electronic equipment, instruments, and components (0.2%)
Multi-Fineline Electronix, Inc. †	4,055	87,629

		87,629
Energy equipment and services (4.3%)
Atwood Oceanics, Inc. †	3,590	158,427

Basic Energy Services, Inc. †	6,185	194,642

Cal Dive International, Inc. †	4,155	24,847

Complete Production Services, Inc. †	1,905	63,551

Global Industries, Ltd. †	7,675	42,059

Helix Energy Solutions Group, Inc. †	8,105	134,219

Hercules Offshore, Inc. †	14,770	81,383

ION Geophysical Corp. †	3,480	32,921

Key Energy Services, Inc. †	9,290	167,220

Oil States International, Inc. †	2,015	161,019

Parker Drilling Co. †	13,540	79,209

Patterson-UTI Energy, Inc.	5,445	172,116

Rowan Cos., Inc. †	1,595	61,902

Superior Energy Services †	2,210	82,079

TETRA Technologies, Inc. †	6,510	82,872

Tidewater, Inc.	1,270	68,339

Unit Corp. †	2,560	155,981

		1,762,786
Food and staples retail (0.3%)
Nash Finch Co.	3,283	117,564

		117,564
Food products (0.3%)
Fresh Del Monte Produce, Inc.	4,055	108,147

		108,147
Gas utilities (0.3%)
Southwest Gas Corp.	3,520	135,907

		135,907
Health-care equipment and supplies (2.0%)
Conmed Corp. †	6,185	176,149

Hill-Rom Holdings, Inc.	5,440	250,458

Hologic, Inc. †	6,610	133,324

Invacare Corp.	2,990	99,238

Kinetic Concepts, Inc. †	1,595	91,920

SurModics, Inc. †	7,453	82,728

		833,817
Health-care providers and services (5.4%)
Amedisys, Inc. †	3,691	98,291

AMERIGROUP Corp. †	5,767	406,400

AMN Healthcare Services, Inc. †	19,394	161,358

Centene Corp. †	3,195	113,518

Coventry Health Care, Inc. †	5,120	186,726

Cross Country Healthcare, Inc. †	9,926	75,438

Gentiva Health Services, Inc. †	4,480	93,318

COMMON STOCKS (99.4%)* cont.	Shares	Value

Health-care providers and services cont.
Health Net, Inc. †	4,805	$154,192

Healthways, Inc. †	9,775	148,385

Kindred Healthcare, Inc. † S	5,225	112,181

LifePoint Hospitals, Inc. †	2,775	108,447

Medcath Corp. †	4,809	65,354

Molina Healthcare, Inc. †	7,207	195,454

Omnicare, Inc.	5,646	180,051

Universal American Corp.	8,760	95,922

		2,195,035
Hotels, restaurants, and leisure (0.7%)
Red Robin Gourmet Burgers, Inc. †	5,975	217,371

Sonic Corp. †	4,910	52,193

		269,564
Household durables (2.4%)
Blyth, Inc.	1,175	59,161

CSS Industries, Inc.	2,455	51,383

Helen of Troy, Ltd. (Bermuda) †	8,584	296,406

Hooker Furniture Corp.	2,235	19,802

Mohawk Industries, Inc. †	3,635	218,064

NVR, Inc. †	150	108,822

Whirlpool Corp.	2,705	219,971

		973,609
Household products (0.3%)
Church & Dwight Co., Inc. S	2,624	106,377

		106,377
Insurance (3.6%)
American Financial Group, Inc.	2,890	103,144

Amerisafe, Inc. †	1,682	38,047

Aspen Insurance Holdings, Ltd.	2,631	67,696

Delphi Financial Group Class A	4,132	120,696

Endurance Specialty Holdings, Ltd. (Bermuda)	2,912	120,353

Hanover Insurance Group, Inc. (The)	3,202	120,747

Harleysville Group, Inc.	1,187	36,999

HCC Insurance Holdings, Inc.	3,473	109,400

RenaissanceRe Holdings, Ltd.	1,655	115,767

Safety Insurance Group, Inc.	3,171	133,309

SeaBright Insurance Holdings, Inc.	4,469	44,243

Selective Insurance Group	7,054	114,769

Stancorp Financial Group	3,306	139,480

Validus Holdings, Ltd.	1,986	61,467

W.R. Berkley Corp.	3,820	123,921

		1,450,038
Internet software and services (0.9%)
IAC/InterActiveCorp. †	3,950	150,772

Open Text Corp. (Canada) † S	1,750	112,035

ValueClick, Inc. †	6,725	111,635

		374,442
IT Services (2.9%)
Acxiom Corp. †	6,380	83,642

Alliance Data Systems Corp. † S	2,175	204,602

Broadridge Financial Solutions, Inc.	3,520	84,726

CSG Systems International, Inc. †	6,730	124,370

DST Systems, Inc.	2,630	138,864

Global Cash Access, Inc. †	11,095	35,282

Global Payments, Inc.	2,560	130,560

NeuStar, Inc. Class A †	8,440	221,128

Satyam Computer Services., Ltd. ADR (India) †	21,670	80,179

Unisys Corp. †	2,945	75,687

		1,179,040

Putnam VT Capital Opportunities Fund 5

COMMON STOCKS (99.4%)* cont.	Shares	Value

Leisure equipment and products (1.1%)
Hasbro, Inc.	2,900	$127,397

Jakks Pacific, Inc. † S	2,033	37,428

Polaris Industries, Inc.	2,495	277,369

		442,194
Life sciences tools and services (0.4%)
Parexel International Corp. †	6,935	163,389

		163,389
Machinery (6.6%)
Actuant Corp. Class A S	24,435	655,591

AGCO Corp. †	2,055	101,435

EnPro Industries, Inc. †	3,935	189,155

Gardner Denver, Inc.	2,097	176,253

Harsco Corp.	3,090	100,734

Kennametal, Inc.	4,800	202,608

Manitowoc Co., Inc. (The)	15,615	262,957

Oshkosh Corp. †	6,775	196,069

Terex Corp. †	5,575	158,609

WABCO Holdings, Inc. †	9,535	658,487

		2,701,898
Media (0.6%)
Clear Channel Outdoor Holdings, Inc. Class A †	4,000	50,800

Gannett Co., Inc. S	14,530	208,070

		258,870
Metals and mining (2.0%)
Century Aluminum Co. †	5,790	90,614

Cliffs Natural Resources, Inc.	325	30,046

Coeur d’Alene Mines Corp. †	4,355	105,652

Commercial Metals Co.	5,445	78,136

Compass Minerals International, Inc.	1,390	119,637

Reliance Steel & Aluminum Co.	2,999	148,900

Schnitzer Steel Industries, Inc. Class A	960	55,296

Steel Dynamics, Inc.	7,145	116,106

U.S. Steel Corp. S	1,595	73,434

		817,821
Multiline retail (0.9%)
Dollar Tree, Inc. †	3,605	240,165

Saks, Inc. †	10,763	120,223

		360,388
Multi-utilities (1.3%)
Alliant Energy Corp.	2,660	108,156

Black Hills Corp. S	3,520	105,917

Integrys Energy Group, Inc.	1,595	82,685

NiSource, Inc.	6,300	127,575

NSTAR	2,775	127,595

		551,928
Oil, gas, and consumable fuels (3.7%)
Alpha Natural Resources, Inc. †	2,726	123,869

Berry Petroleum Co. Class A	2,846	151,208

Cabot Oil & Gas Corp. Class A	1,925	127,647

Clayton Williams Energy, Inc. †	1,210	72,661

Contango Oil & Gas Co. †	1,495	87,368

James River Coal Co. † S	1,820	37,892

Overseas Shipholding Group	900	24,246

Penn Virginia Corp.	3,315	43,791

Petroleum Development Corp. †	3,494	104,506

Scorpio Tankers, Inc. (Monaco) † S	7,134	71,269

Ship Finance International, Ltd. (Norway) S	4,724	85,126

SM Energy Co.	1,470	108,016

Stone Energy Corp. †	3,725	113,203

Swift Energy Co. †	3,315	123,550

COMMON STOCKS (99.4%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Vaalco Energy, Inc. †	4,805	$28,926

W&T Offshore, Inc. S	3,830	100,040

Whiting Petroleum Corp. †	1,911	108,755

		1,512,073
Paper and forest products (0.1%)
Domtar Corp. (Canada)	615	58,253

		58,253
Personal products (0.7%)
Inter Parfums, Inc.	12,835	295,590

		295,590
Pharmaceuticals (3.7%)
Endo Pharmaceuticals Holdings, Inc. †	5,184	208,241

Medicis Pharmaceutical Corp. Class A	8,512	324,903

Par Pharmaceutical Cos., Inc. †	3,832	126,379

Valeant Pharmaceuticals International, Inc. (Canada)	6,576	341,689

Watson Pharmaceuticals, Inc. †	7,199	494,787

		1,495,999
Professional services (1.6%)
CDI Corp.	2,711	36,029

Dun & Bradstreet Corp. (The)	1,390	105,001

Heidrick & Struggles International, Inc.	4,155	94,069

IHS, Inc. Class A †	2,260	188,529

TrueBlue, Inc. †	17,299	250,490

		674,118
Real estate investment trusts (REITs) (4.1%)
DiamondRock Hospitality Co.	19,424	208,420

Entertainment Properties Trust S	1,059	49,455

Hospitality Properties Trust	9,470	229,648

Kimco Realty Corp.	3,625	67,570

LaSalle Hotel Properties S	7,790	205,189

LTC Properties, Inc.	3,861	107,413

Macerich Co. (The)	2,154	115,239

National Health Investors, Inc.	2,294	101,922

National Retail Properties, Inc.	3,499	85,760

Nationwide Health Properties, Inc.	2,742	113,546

Omega Healthcare Investors, Inc.	7,888	165,727

Taubman Centers, Inc.	3,970	235,024

		1,684,913
Real estate management and development (0.8%)
Jones Lang LaSalle, Inc.	3,375	318,263

		318,263
Road and rail (0.4%)
Arkansas Best Corp.	4,944	117,321

Con-way, Inc.	1,390	53,946

		171,267
Semiconductors and semiconductor equipment (4.9%)
Amkor Technologies, Inc. † S	20,100	124,017

Cymer, Inc. †	1,755	86,890

Diodes, Inc. †	2,110	55,071

Fairchild Semiconductor Intl., Inc. †	5,445	90,986

International Rectifier Corp. †	6,290	175,931

Intersil Corp. Class A	8,640	111,024

KLA-Tencor Corp.	2,350	95,128

Lam Research Corp. †	2,235	98,966

MKS Instruments, Inc.	4,585	121,136

Novellus Systems, Inc. † S	3,825	138,236

Omnivision Technologies, Inc. †	2,810	97,816

ON Semiconductor Corp. †	16,655	174,378

PMC - Sierra, Inc. †	17,695	133,951

RF Micro Devices, Inc. †	18,825	115,209

Silicon Laboratories, Inc. † S	3,235	133,476

6 Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Teradyne, Inc. † S	7,325	$108,410

Tessera Technologies, Inc. †	8,895	152,460

		2,013,085
Software (4.7%)
ANSYS, Inc. †	3,520	192,438

AsiaInfo-Linkage, Inc. (China) † S	5,415	89,672

Autodesk, Inc. †	2,075	80,095

Blackbaud, Inc.	5,445	150,935

FactSet Research Systems, Inc.	995	101,808

Fair Isaac Corp.	4,585	138,467

Longtop Financial Technologies Ltd. ADR (Hong Kong) † F S	8,035	24,105

Manhattan Associates, Inc. †	3,390	116,752

MicroStrategy, Inc. †	1,195	194,403

Perfect World Co., Ltd. ADR (China) †	4,380	82,169

Progress Software Corp. †	5,465	131,870

Quest Software, Inc. †	5,120	116,378

Shanda Interactive Entertainment, Ltd. ADR (China) †	1,685	65,395

Synopsys, Inc. †	6,137	157,782

TIBCO Software, Inc. †	3,885	112,743

Websense, Inc. †	6,610	171,662

		1,926,674
Specialty retail (2.6%)
Aeropostale, Inc. †	4,480	78,400

ANN, Inc. †	9,440	246,384

Books-A-Million, Inc. S	10,268	35,630

Brown Shoe Co., Inc.	3,722	39,639

Buckle, Inc. (The)	2,222	94,879

Cabela’s, Inc. †	10,030	272,315

Cato Corp. (The) Class A	1,818	52,358

Jos. A. Bank Clothiers, Inc. †	2,432	121,624

Systemax, Inc. †	6,852	102,369

		1,043,598
Textiles, apparel, and luxury goods (2.1%)
Jones Group, Inc. (The)	15,680	170,128

Kenneth Cole Productions, Inc. Class A †	5,445	68,008

Maidenform Brands, Inc. †	3,869	107,017

Perry Ellis International, Inc. †	2,701	68,200

Timberland Co. (The) Class A †	7,860	337,744

Wolverine World Wide, Inc.	2,353	98,238

		849,335
Thrifts and mortgage finance (1.0%)
Brookline Bancorp, Inc.	2,717	25,187

Kaiser Federal Financial Group, Inc.	10,701	131,836

MGIC Investment Corp. †	7,934	47,207

Provident New York Bancorp	24,559	205,313

		409,543

COMMON STOCKS (99.4%)* cont.	Shares	Value

Tobacco (0.2%)
Universal Corp.	1,944	$73,230

		73,230
Trading companies and distributors (1.1%)
Applied Industrial Technologies, Inc.	7,668	273,057

GATX Corp.	4,705	174,642

		447,699

Total common stocks (cost $30,860,002)		$40,447,162

SHORT-TERM INVESTMENTS (9.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	3,452,640	$3,452,640

Putnam Money Market Liquidity Fund 0.04% [e]	230,411	230,411

Total short-term investments (cost $3,683,051)		$3,683,051

Total investments (cost $34,543,053)		$44,130,213

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $40,673,301.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Putnam VT Capital Opportunities Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$5,413,771	$—	$—

Consumer staples	973,740	—	—

Energy	3,274,859	—	—

Financials	7,812,482	188,248	—

Health care	4,963,816	—	—

Industrials	6,516,650	—	—

Information technology	6,894,486	—	24,105

Materials	2,854,675	—	—

Utilities	1,530,330	—	—

Total common stocks	40,234,809	188,248	24,105

Short-term investments	230,411	3,452,640	—

Totals by level	$40,465,220	$3,640,888	$24,105

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Capital Opportunities Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $3,383,986 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $30,860,002)	$40,447,162

Affiliated issuers (identified cost $3,683,051) (Notes 1 and 5)	3,683,051

Dividends, interest and other receivables	32,477

Receivable for shares of the fund sold	57,555

Total assets	44,220,245

Liabilities

Payable to custodian	134

Payable for shares of the fund repurchased	1,689

Payable for compensation of Manager (Note 2)	20,430

Payable for investor servicing fees (Note 2)	3,067

Payable for custodian fees (Note 2)	11,354

Payable for Trustee compensation and expenses (Note 2)	31,616

Payable for administrative services (Note 2)	225

Payable for distribution fees (Note 2)	3,756

Collateral on securities loaned, at value (Note 1)	3,452,640

Other accrued expenses	22,033

Total liabilities	3,546,944

Net assets	$40,673,301

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$34,544,551

Undistributed net investment income (Note 1)	112,435

Accumulated net realized loss on investments	(3,570,845)

Net unrealized appreciation of investments	9,587,160

Total — Representing net assets applicable
to capital shares outstanding	$40,673,301

Computation of net asset value Class IA

Net assets	$21,982,259

Number of shares outstanding	1,239,921

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.73

Computation of net asset value Class IB

Net assets	$18,691,042

Number of shares outstanding	1,060,382

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.63

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $666)	$327,371

Interest (including interest income of $518 from investments
in affiliated issuers) (Note 5)	639

Securities lending (Note 1)	8,093

Total investment income	336,103

Expenses

Compensation of Manager (Note 2)	126,014

Investor servicing fees (Note 2)	20,453

Custodian fees (Note 2)	11,541

Trustee compensation and expenses (Note 2)	1,347

Administrative services (Note 2)	653

Distribution fees — Class IB (Note 2)	23,655

Auditing	14,750

Other	11,554

Total expenses	209,967

Expense reduction (Note 2)	(605)

Net expenses	209,362

Net investment income	126,741

Net realized gain on investments (Notes 1 and 3)	879,649

Net unrealized appreciation of investments during the period	1,767,377

Net gain on investments	2,647,026

Net increase in net assets resulting from operations	$2,773,767

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Increase in net assets

Operations:

Net investment income	$126,741	$105,954

Net realized gain on investments	879,649	1,984,502

Net unrealized appreciation
of investments	1,767,377	5,634,626

Net increase in net assets resulting
from operations	2,773,767	7,725,082

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(68,327)	(60,884)

Class IB	(23,095)	(39,163)

Increase in capital from settlement
payments (Note 6)	9	—

Increase from capital share transactions
(Note 4)	1,183,492	2,847,699

Total increase in net assets	3,865,846	10,472,734

Net assets:

Beginning of period	36,807,455	26,334,721

End of period (including undistributed
net investment income of $112,435 and
$77,116, respectively)	$40,673,301	$36,807,455

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Capital Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$16.52	.07[e]	1.20	1.27	(.06)	—	(.06)	—[f,g]	$17.73	7.66*	$21,982	.46*	.38*e	9*

12/31/10	12.78	.07	3.73	3.80	(.06)	—	(.06)	—	16.52	29.83	18,737.93		.50	29

12/31/09	8.86	.06	3.95	4.01	(.09)	—	(.09)	—	12.78	45.98	11,883	.93[h]	.57[h]	47

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	—[f,i]	8.86	(35.02)	9,013	.98[h]	.74[h]	97

12/31/07	17.15	.09	(1.52)	(1.43)	(.03)	(1.19)	(1.22)	—	14.50	(9.29)	18,728	.91[h]	.57[h]	82

12/31/06	15.87	.03	2.38	2.41	(.04)	(1.09)	(1.13)	—	17.15	15.52	26,293	.96[h]	.21[h]	105

Class IB

6/30/11†	$16.41	.04[e]	1.20	1.24	(.02)	—	(.02)	—[f,g]	$17.63	7.56*	$18,691	.59*	.24*e	9*

12/31/10	12.70	.03	3.72	3.75	(.04)	—	(.04)	—	16.41	29.54	18,071	1.18	.24	29

12/31/09	8.79	.03	3.94	3.97	(.06)	—	(.06)	—	12.70	45.62	14,452	1.18[h]	.33[h]	47

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	—[f,i]	8.79	(35.18)	10,806	1.23[h]	.50[h]	97

12/31/07	17.04	.05	(1.52)	(1.47)	—	(1.19)	(1.19)	—	14.38	(9.55)	18,801	1.16[h]	.32[h]	82

12/31/06	15.79	(.01)	2.37	2.36	(.02)	(1.09)	(1.11)	—	17.04	15.21	20,696	1.21[h]	(.04)[h]	105

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class IA	$0.05	0.30%

Class IB	0.05	0.30

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.21%

12/31/08	0.17

12/31/07	0.07

12/31/06	0.11

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 for the fund based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 11

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Capital Opportunities Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that we believe have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $3,383,986 and the fund received cash collateral of $3,452,640.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982

12 Putnam VT Capital Opportunities Fund

of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $4,302,795 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$4,011,769	12/31/16

291,026	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $34,690,752, resulting in gross unrealized appreciation and depreciation of $11,653,376 and $2,213,915, respectively, or net unrealized appreciation of $9,439,461.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 54.8% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5 under the expense offset arrangements and by $600 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,469,149 and $3,676,051, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Putnam VT Capital Opportunities Fund 13

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	265,408	$4,652,478	491,834	$7,109,380	130,384	$2,271,180	238,634	$3,361,284

Shares issued in connection with
reinvestment of distributions	3,785	68,327	4,327	60,884	1,286	23,095	2,795	39,163

	269,193	4,720,805	496,161	7,170,264	131,670	2,294,275	241,429	3,400,447

Shares repurchased	(163,468)	(2,840,833)	(291,977)	(3,973,842)	(172,222)	(2,990,755)	(278,185)	(3,749,170)

Net increase (decrease)	105,725	$1,879,972	204,184	$3,196,422	(40,552)	$(696,480)	(36,756)	$(348,723)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $518 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $5,225,775 and $7,139,553, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Capital Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for

Putnam VT Capital Opportunities Fund 15

effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 148, 127 and 114 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues

16 Putnam VT Capital Opportunities Fund

to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Putnam VT Capital Opportunities Fund 17

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18 Putnam VT Capital Opportunities Fund

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20 Putnam VT Capital Opportunities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Capital Opportunities Fund 21

This report has been prepared for the shareholders	H501
of Putnam VT Capital Opportunities Fund.	268681 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011